Prospectus and Statement of Additional Information (SAI) Supplement – April 19, 2013 to the Prospectus and SAI, as supplemented, of the following fund:

Fund	Prospectus and SAI Dated
Variable Portfolio-BlackRock Global Inflation-Protected Securities Fund	May 1, 2012

Effective April 12, 2013, Conan Crum no longer serves as Portfolio Manager for the Fund. Brian Weinstein and Martin Hegarty, who currently serve as Portfolio Managers for the Fund will continue to serve as the Fund’s Portfolio Managers.

Effective April 19, 2013, all references to Conan Crum as Portfolio Manager of the Fund are deleted.

Shareholders should retain this supplement for future reference.

S-6466-201 A (4/13)